UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2013
Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Accretive Health, Inc. (the “Company”) previously indicated in its Form 12b-25 filed with the Securities and Exchange Commission (the “Commission”) on March 4, 2013 that it anticipated receiving a letter from the New York Stock Exchange (the “NYSE”) informing the Company that, as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, the Company is not in compliance with the NYSE's continued listing requirements and is subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE's Listed Company Manual. On March 25, 2013, the Company issued a press release disclosing the receipt of such a letter on March 19, 2013. This letter is routine practice under NYSE rules when a listed company does not make a timely filing with the SEC. In accordance with the NYSE's procedures, the Company is required to contact the NYSE to discuss the status of the Form 10-K and to issue a press release pertaining to the late filing by the fifth business day following the receipt of the NYSE letter. The Company has contacted the NYSE to inform them of the filing status and has issued the required press release (included as Exhibit 99.1 to this report).
The NYSE has informed the Company that under NYSE rules the Company will have until September 18, 2013 to file its Form 10-K. The Company can regain compliance with the NYSE listing standards at any time prior to such date once it files the Form 10-K with the Commission. In the event that the Company has failed to cure the deficiency prior to such date, the NYSE may grant, at its discretion, a further extension of up to six months, depending on the specific circumstances. The letter also notes that regardless of these procedures, the NYSE may commence delisting proceedings at any time if the circumstances warrant.
The Company's common stock remains listed on the NYSE under the symbol “AH,” but beginning on March 25, 2013, it will be assigned an “LF” indicator by the NYSE to signify the Company's late filing status.
The Company intends to file the Form 10-K as soon as reasonably practicable.
Item 9.01 Financial Statements and Exhibits.

The Company's press release dated March 25, 2013 is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date:	March 25, 2013	By:	/s/ John T. Staton
John T. Staton
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1 Press Release issued by the Company on March 25, 2013.